SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                                 March 25, 2003

                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

          0-20852                                        16-1387013
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements, Pro Forma Financials and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press Release dated March 27, 2003

Item 9. Regulation FD Disclosure.

     The Company announced that it has amended its credit facility with its primary lending bank, Congress Financial Corporation, extending the agreement through June 30, 2004 and giving the Company some additional credit flexibility. Refer to the attached Exhibit for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRALIFE BATTERIES, INC.

Dated:  March 27, 2003                        By:  /s/ Robert W. Fishback
                                                   ----------------------
                                                   Robert W. Fishback
                                                   Vice President - Finance and
                                                   Chief Financial Officer

                                Index to Exhibits


(99)  Additional Exhibits

      99.1  Press Release dated March 27, 2003